April 30, 1997


                           REGIONAL OPPORTUNITY FUND:
                             OHIO, INDIANA, KENTUCKY

                  SUPPLEMENT TO PROSPECTUS DATED JUNE 20, 1996

The Prospectus dated June 20, 1996 of the Regional Opportunity Fund: Ohio, Indiana, Kentucky (the "Fund") is amended to add the following:

Alpha-Omega Capital Corp., 700 Pete Rose Way, Cincinnati, Ohio 45203 (the "Distributor"), has replaced Midwest Group Financial Services, Inc. as the distributor of shares of the Fund. Any reference in the Prospectus to the Distributor now refers to Alpha-Omega Capital Corp. The controlling shareholders of the Distributor are Bryan E. Pifer and William C. Riffle.

The following disclosure replaces the section entitled "Prospectus Summary -- Investment Advisor" on page 2 of the Prospectus:

INVESTMENT ADVISOR. CityFund Advisory, Inc. (the "Advisor") serves as investment advisor to the Fund. For its services, the Advisor receives compensation of 1.25% of the average daily net assets of the Fund. (See "Management of the Fund.")

     The following disclosure replaces the first three paragraphs of the section entitled "Management of the Fund -- Investment Advisor" beginning on page 17 of the Prospectus:

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, CityFund Advisory, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees. The Advisor's address is P.O. Box 54944, Cincinnati, Ohio 45254-0944.

Jill H. Travis is primarily responsible for the day-to-day management of the Fund's portfolio and has been managing the Fund since November 1995. In addition to being employed by the Advisor, Ms. Travis is President and Chief Executive Officer of Amelia Earhart Capital Management, Inc., an investment advisory firm located in Southfield, Michigan, which serves as investment advisor to the Amelia Earhart: Eagle Equity Fund, another series of the Trust. Ms. Travis currently serves as portfolio manager of the Amelia Earhart: Eagle Equity Fund, a position she has held since that fund's inception in 1993. Since 1991, Ms. Travis has been a self-employed certified financial planner and business consultant.




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                                                              April 30, 1997


                        THE MISSISSIPPI OPPORTUNITY FUND


                  SUPPLEMENT TO PROSPECTUS DATED JUNE 20, 1996

The Prospectus dated June 20, 1996 of the Mississippi Opportunity Fund ("the Fund") is amended to add the following:

Alpha-Omega Capital Corp., 700 Pete Rose Way, Cincinnati, Ohio 45203 (the "Distributor"), has replaced Midwest Group Financial Services, Inc. as the distributor of shares of the Fund. Any reference in the Prospectus to the Distributor now refers to Alpha-Omega Capital Corp. The controlling shareholders of the Distributor are Bryan E. Pifer and William C. Riffle.





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                                                                  April 30, 1997


                        AMELIA EARHART: EAGLE EQUITY FUND


                  SUPPLEMENT TO PROSPECTUS DATED JUNE 20, 1996

The prospectus dated June 20, 1996 of the Amelia Earhart: Eagle Equity Fund ("the Fund") is amended to add the following:

Alpha-Omega Capital Corp., 700 Pete Rose Way, Cincinnati, Ohio 45203 (the "Distributor"), has replaced Midwest Group Financial Services, Inc. as the distributor of shares of the Fund. Any reference in the Prospectus to the Distributor now refers to Alpha-Omega Capital Corp. The controlling shareholders of the Distributor are Bryan E. Pifer and William C. Riffle.


Class B Shares of the Fund will not be available for purchase in your State until further notice from the Fund. Until such time, investors desiring to invest in the Fund should purchase Class A Shares.

Please contact the Advisor at (810) 351-4856 to determine if B Shares are available in your state.





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                                                              April 30, 1997

                                THE CAROLINASFUND


                  SUPPLEMENT TO PROSPECTUS DATED JUNE 20, 1996

The Prospectus dated June 20, 1996 of The CarolinasFund (the "Fund") is amended to add the following:

Alpha-Omega Capital Corp., 700 Pete Rose Way, Cincinnati, Ohio 45203 (the "Distributor"), has replaced Midwest Group Financial Services, Inc. as the distributor of shares of the Fund. Any reference in the Prospectus to the Distributor now refers to Alpha-Omega Capital Corp. The controlling shareholders of the Distributor are Bryan E. Pifer and William C. Riffle.


The third and fourth paragraphs in the section entitled "Management of the Fund" on page 13 are revised as follows:

The Advisor is controlled by a management group consisting of Robert B. Thompson, Benjamin Richter and Lloyd Richter. The Advisor's address is 1712 East Boulevard, Charlotte, North Carolina.

Mr. Thompson is primarily responsible for managing the portfolio of the Fund and has acted in this capacity since October 1996. Mr. Thompson has served as President of the Advisor since 1994. From 1993 until 1995 he was President of Morehead Investment Advisors, a registered broker-dealer, and from 1987 until 1992 he was a Senior Vice President of Barclays Bank of North Carolina.






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